AMENDMENT NUMBER FIVE TO
                              AMENDED AND RESTATED
                           LOAN AND SECURITY AGREEMENT

                  This  AMENDMENT  NUMBER FIVE TO AMENDED AND RESTATED  LOAN AND
SECURITY AGREEMENT (this "Amendment") is entered into as of July 1, 1999, by and between Foothill Capital Corporation, a California corporation ("Foothill"), on the one hand, and National-Standard Company, an Indiana corporation ("Borrower"), with reference to the following facts:

         A. Foothill and Borrower heretofore have entered into that certain Amended and Restated Loan and Security Agreement, dated as of September 17, 1997, as amended by that certain Amendment Number One to Amended and Restated Loan and Security Agreement, dated as of June 30, 1998, that certain Amendment Number Two to Amended and Restated Loan and Security
                  Agreement,  dated  as of  September  30,  1998,  that  certain
                  Amendment Number Three to Amended and Restated Loan and Security Agreement, dated as of February 19, 1999, and that certain Amendment Number Four to Amended and Restated Loan and Security Agreement, dated as of [March 8, 1999], (as so modified and as otherwise heretofore modified or supplemented from time to time, the "Agreement");

         B. Borrower has requested Foothill to amend the Agreement, as set forth in this Amendment;

         C. Foothill is willing to so amend the Agreement in accordance with the terms and conditions hereof; and

         D. Unless the context requires otherwise, all capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Agreement, as amended hereby.


                  NOW, THEREFORE, in consideration of the above recitals and the mutual promises contained herein, Foothill and Borrower hereby agree as follows:

1.       Amendments to the Agreement.

(a) Section 1.1 of the Agreement hereby is amended by adding the following new defined terms in alphabetical order:

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                           "Fifth Amendment" means that certain Amendment Number
                  Five to Amended and Restated Loan and Security Agreement, dated as of July 1, 1999, between Foothill and Borrower.

                           "Fifth  Amendment  Effective Date" means the date, if
                  ever, that all of the conditions set forth in Section 4 of the Fifth Amendment shall be satisfied (or waived by Foothill in its sole discretion).

                           "Permitted Overadvance  Obligations" means, as of any
                  date of determination thereof, Obligations attributable to the Permitted Overadvance Maximum Amount, the amount of such Obligations being equal to the lesser of (a) the Permitted Overadvance Amount, or (b) the result of (i) the total Obligations, minus (ii) the lesser of (A) the Borrowing Base, or (B) an amount equal to Borrower's and Guarantor's aggregate cash collection with respect to Account for the immediately preceding ninety (90) day period, in each case, as of such date of determination.

                           "Permitted  Overadvance  Maximum  Amount"  means  (a)
                  during the period commencing on July 1, 1999, and ending on September 15, 1999, $1,500,000, and (b) at all other times, $0.

(b) The first sentence of Section 2.1(a) of the Agreement hereby is amended and restated in its entirety as follows:

                  Subject to the terms and conditions of this Agreement, Foothill agrees to make revolving advances to Borrower in an amount not to exceed the sum of (i) the Permitted Overadvance Maximum Amount, plus, (ii) the lesser of (A) the Borrowing Base, or (B) an amount equal to Borrower's and Guarantor's aggregate cash collections with respect to Accounts for the immediately preceding ninety (90) day period.

(c) The first sentence of Section 2.2(a) of the Agreement hereby is amended and restated in its entirety as follows:

                  Subject to the terms and conditions of this Agreement, Foothill agrees to issue commercial or standby letters of credit for the account of Borrower (each, an "L/C") or to issue standby letters of credit or guarantees of payment (each such letter of credit or guaranty, an "L/C Guaranty") with respect to commercial or standby letters of credit issued by another Person for the account of Borrower in an aggregate face amount not to exceed the lesser of: (i) the Borrowing Base plus the Permitted Overadvance Amount less the amount of advances outstanding pursuant to Section 2.1, and (ii) Four Million Dollars ($4,000,000).

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(d)      Section 2.5(a) of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

                  (a)      Interest Rate.

                           (i) Adjusted Base Rate. All  Obligations,  except for
                  Permitted Overadvance Obligations and undrawn L/Cs and L/C Guarantees, shall bear interest, on the average Daily Balance thereof, at the then extant Adjusted Base Rate.

                           (ii) Adjusted Net LIBOR Rate. With respect to all Obligations other than Permitted Overadvance Obligations and undrawn L/Cs and L/C Guarantees and in lieu of having interest charged at the Adjusted Base Rate, Borrower shall have the "LIBOR Option", as defined in, and subject to the terms and conditions of, the LIBOR Supplement, which by this reference hereby is incorporated herein in full and made a part hereof.

                           (iii) Permitted Overadvance Obligations. The Permitted Overadvance Obligations shall bear interest, on the average Daily Balance thereof, at a per annum rate equal of four percentage points above the then extant Base Rate.

(e) Section 2.5(b) of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

                           (b) Default  Rate.  (i) All  Obligations,  except for
                  Permitted Overadvance Obligations and undrawn L/Cs and L/C Guarantees, shall bear interest, from and after the occurrence and during the continuance of an Event of Default, at a rate equal to three (3.00) percentage points above (x) the then extant Adjusted Base Rate, or (y) in the case of any "Adjusted Net LIBOR Rate Loan" (as defined in the LIBOR Supplement), the then extant "Adjusted Net LIBOR Rate" (as defined in the LIBOR Supplement), or (z) [intentionally omitted]. (ii) From and after the occurrence and during the continuance of an Event of Default, the fee provided in Section 2.2(d) shall be increased to a fee equal to four percent (4.00%) per annum times the average Daily Balance of the undrawn L/Cs and L/C Guarantees that were outstanding during the immediately preceding month.
                  (iii) All Permitted Overadvance Obligations shall bear interest, from and after the occurrence and during the continuance of an Event of Default, at a rate equal to seven (7.00) percentage points above the then extant Base Rate.


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2.  Representations  and Warranties.  Borrower hereby represents and warrants to
Foothill that (a) the execution, delivery, and performance of this Amendment and of the Agreement, as amended by this Amendment, are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected, and (b) this Amendment and the Agreement, as amended by this Amendment, constitute Borrower's legal, valid, and binding obligation, enforceable against Borrower in accordance with its terms.

3. Conditions Precedent to Amendment. The satisfaction of each of the following, unless waived or deferred by Foothill in its sole discretion, shall constitute conditions precedent to the effectiveness of this Amendment: (a) Foothill shall have received each of the following documents, duly executed, and each such document shall be in full force and effect:

(1)     the reaffirmation and consent of Guarantor attached hereto as Exhibit A;

(b)      Foothill shall have received an amendment fee of $17,500.00.

(c) Foothill shall have received a certificate from the Secretary of Borrower attesting to the incumbency and signatures of authorized officers of Borrower and to the resolutions of Borrower's Board of Directors authorizing its execution and delivery of this Amendment and the other Loan Documents to which it is a party and contemplated in this Amendment and the performance of this Amendment, the Agreement as amended by this Amendment, and such other Loan Documents, and authorizing specific officers of Borrower to execute and deliver the same;

(d)  Foothill   shall  have   received  all  required   consents  of  Foothill's
participants in the Obligations to Foothill's execution, delivery, and performance of this Amendment, in each case duly executed, in full force and effect, and in form and substance satisfactory to Foothill; (e) The representations and warranties in this Amendment, the Agreement as amended by this Amendment, and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

(f) No Event of Default or event which with the giving of notice or passage of time would constitute an Event of Default shall have occurred and be continuing

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on the date hereof,  nor shall result from the  consummation of the transactions contemplated herein;

(g) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any governmental authority against Borrower, Foothill, or any of their Affiliates; and

(h) All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Foothill and its counsel.

4.   Effect on Agreement.

The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not operate as a waiver of or, except as expressly set forth herein, as an amendment, of any right, power, or remedy of Foothill under the Agreement, as in effect prior to the date hereof.

5.       Miscellaneous.

(a) Upon the effectiveness of this Amendment, each reference in the Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment.

(b) Upon the effectiveness of this Amendment, each reference in the Loan Documents to the "Loan Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment.

(c) This Amendment shall be governed by and construed in accordance with the laws of the State of California.

(d) This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

                  [remainder of page intentionally left blank]

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                  IN WITNESS  WHEREOF,  the  parties  hereto  have  caused  this
Amendment to be duly executed as of the date first written above.



                          FOOTHILL CAPITAL CORPORATION,
                            a California corporation


                         By____________________________

                         Title:________________________



                         NATIONAL-STANDARD COMPANY, an Indiana corporation


                         By____________________________

                         Title:________________________

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


                                    EXHIBIT A
                                    ---------

                            Reaffirmation and Consent

                  All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in that certain Amendment Number Five to Amended and Restated Loan and Security Agreement, dated as of July 1, 1999 (the "Amendment"). The undersigned hereby jointly and severally (a) represent and warrant to Foothill that the execution, delivery, and performance of this Reaffirmation and Consent are within each of their corporate or organizational powers, have been duly authorized by all necessary corporate or other organizational action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which either of them is a party or by which any of their properties may be bound or affected; (b) consents to the amendment of the Agreement by the Amendment; (c) acknowledges and reaffirms its obligations owing to Foothill under its respective guaranty and each of the other Loan Documents to which it is party; and (d) agrees that each of the guaranties and the other Loan Documents to which they are parties is and shall remain in full force and effect. Although the undersigned have been informed of the matters set forth herein and have acknowledged and agreed to same, they understand that Foothill has no obligation to inform it of such matters in the future or to seek its acknowledgement or agreement to future amendments, and nothing herein shall create such a duty.



                                           NATIONAL-STANDARD COMPANY OF CANADA,
                                              LIMITED, a Canadian corporation

                                            By ___________________________
                                            Title:________________________

                                           NATIONAL-STANDARD (PETERLEE) LIMITED,
                                             a company organized under the
                                             laws of England

                                            By ___________________________
                                            Title:________________________

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